UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4182

Mercury Total Return Bond Fund

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Mercury Total Return Bond Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Mercury Total Return Bond Fund

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Mercury Total Return Bond Fund

Date: February 18, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Mercury Total Return Bond Fund

Date: February 18, 2003


By:    _/s/ Donald C. Burke_______
       Donald C. Burke
       Chief Financial Officer of
       Mercury Total Return Bond Fund

Date: February 18, 2003


<ITEM 1>


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Semi-Annual Report
December 31, 2002


Mercury
Total Return
Bond Fund



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Total Return Bond Fund of
Mercury Funds II
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Patrick Maldari, Vice President
James J. Pagano, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Effective January 1, 2003, Melvin R. Seiden, Trustee of Mercury
Total Return Bond Fund, retired. The Fund's Board of Trustees wishes Mr. Seiden well in his retirement.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260



December 31, 2002, Mercury Total Return Bond Fund



DEAR SHAREHOLDER


Economic Environment
We are pleased to present you this semi-annual report of Mercury Total Return Bond Fund for the six months ended December 31, 2002. The U.S. economy grew throughout 2002, although the pace of the growth had been quite uneven from quarter to quarter. For the year as a whole, the economy quite likely grew at an annual pace of approximately 3.0%--modest for sure, but hardly the source for "double-dip" recessionary concerns that dominated the headlines from time to time. Inflation remained virtually non-existent, with the core personal consumption expenditure deflator, the inflation gauge watched by the Federal Reserve Board, rising by only 1.8%.

In past economic recoveries, businesses have contributed significantly to growth. However, the continuing corporate profit drought in the face of significant excess capacity left businesses holding back on capital spending and achieving productivity gains through paring down payrolls. The consumer sector, on the other hand, held up remarkably well, despite the weak employment outlook, declining equity markets, and terrorism and geopolitical concerns adding to the decline in consumer confidence. Nevertheless, the sharp drop in mortgage rates during the past year contributed to a healthy housing market and a refinancing boom, helping out the consumer, while heavy economic incentives (such as zero-cost financing) helped keep consumption of durable goods, such as automobiles, robust.

Looking ahead, we anticipate the economy to grow at a sub-par rate of below 3% in 2003, with risks to the forecast more evenly balanced. While the prospects for a strong fiscal stimulus package from Washington, D.C. have improved markedly, the timing of the legislation, its scope and its potential positive impact on the economy over the near term remain uncertain. At the same time, the possible end of the mortgage refinancing boom and a murky labor market could further erode consumer confidence, posing downside risks to the economy. Capital spending by businesses is also likely to remain somewhat subdued as the sectors that have contributed historically to capital spending--telecommunications, utility and energy--work out past excesses. Government spending is not likely to contribute very much, given the potential for the growing fiscal deficits at state and local government levels somewhat offsetting the spending from Washington.


Interest Rates
Interest rates essentially followed the economic news through most of the six months ended December 31, 2002. The Federal Reserve Board started the period with the Federal Funds rate at 1.75%, with a balanced view of risk. However, with the economy showing signs of stress in the third quarter, at the Federal Open Market Committee
(FOMC) meeting, the Federal Reserve Board changed its bias once again toward "weakness" in the economy. Amid growing deflationary concerns, and the potential for the economy to slip back into a recession, the Federal Reserve Board surprised investors at its November FOMC meeting, by lowering the Federal Funds rate by 50 basis points (.50%) to 1.25%, but changing the bias once again to "balanced."



December 31, 2002, Mercury Total Return Bond Fund



Most Treasury yields reacted to the changing economic prospects throughout the period. Sensing a strong recovery, Treasury yields fell sharply from early April, with most of the declines occurring in the third quarter through October 10, 2002. During this period, two-year note yields declined by 197 basis points, ten-year notes by 177 basis points and 30-year bonds by 111 basis points. Although yields have backed up toward year end, for the year as a whole, the investment-grade sector in general had a solid year.

Going forward, we expect the Federal Reserve Board to remain on hold, at least through the first half of 2003. While a slow growing economy with little threat of inflation should keep interest rates range bound, the risks to the fixed income markets have become somewhat asymmetric. The growing budget deficits at the Federal and state levels, along with the absolute low levels of current interest rates, not to mention the stellar performance of the fixed market over the past three years, give us little reason to hope for a sustained drop in interest rates. Accordingly, we anticipate interest rates to have an upward bias and the yield curve to have a bearish steepening bias over the next few months.


Portfolio Matters
For the six months ended December 31, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of +5.85%, +5.72%, +5.65% and +5.70%, respectively, compared to its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, which had a total return of +6.23% for the same six-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

Entering the six-month period ended December 31, 2002, the portfolio held overweights of 3% - 8% in the major credit sectors, including corporate bonds, mortgage-backed securities and commercial mortgage-backed securities. However, the warning signals that began to emerge near the end of the first half caused us to question our optimistic view of the economy and the markets. After peaking at about 10,350, the Dow Jones Industrial Average plunged more than 2,500 points in just over eight weeks. Consumer confidence, estimates of gross domestic product growth and Treasury yields also fell, and by the beginning of August the markets were in a crisis mode. Although we made major adjustments in portfolio construction, reducing our corporate and mortgage overweights to neutral and adding duration, performance suffered as market liquidity dried up. This caused our restructuring to take longer than expected, and execution delays invariably cost money in such volatile market conditions. Although the corporate sector suffered a total of more than 400 basis points of negative excess returns during June and July, careful management of our holdings substantially limited the effects of the down move. Portfolio performance during this period enabled the Fund to make up ground compared to its peers.

In the last quarter of 2002, the summer's extreme volatility had given way to a market in which Treasury yields have traded in a narrow range. As was true at the beginning of the period, the credit sectors have again taken a leading role. While we have reestablished overweight positions in the corporate and mortgage sectors, we remain mindful of the potential for a return of volatility. As such, the overweights are smaller--about 2% - 3%--and more liquid, which enables us to move quickly back to a neutral profile should it become necessary. We have continued to actively manage portfolio duration and to aggressively finance our "to be announced" mortgage holdings, which are safe strategies designed to incrementally increase Fund performance.



December 31, 2002, Mercury Total Return Bond Fund



Going forward, we seek to maintain a portfolio profile reflective of our pro-cyclical bias--spread sector overweights and duration less than that of the benchmark. While we believe there is a high probability that there will be a military confrontation with Iraq during the first quarter of 2003, we anticipate that this will ultimately result in a decline in volatility as uncertainty is removed from the markets. We expect this to provide the basis for solid, if unspectacular, economic growth as the year progresses.


In Conclusion
On September 30, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, among the Fund, Merrill Lynch Total Return Bond Fund, Merrill Lynch Global Bond Fund For Investment and Retirement, The Corporate Fund Accumulation Program, Inc., the Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. (the "Core Bond Portfolio") and the Portfolio whereby the Core Bond Portfolio will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of the Core Bond Portfolio.

We thank you for your investment in Mercury Total Return Bond Fund.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Patrick Maldari)
Patrick Maldari
Portfolio Manager



(James J. Pagano)
James J. Pagano
Portfolio Manager



February 5, 2003



December 31, 2002, Mercury Total Return Bond Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 4.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 4.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class I, Class A, Class B and
Class C Shares in excess of 0.65%, 0.90%, 1.65% and 1.65%, respectively, of the average net assets of each class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



December 31, 2002, Mercury Total Return Bond Fund



FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS*
                                 6-Month        12-Month     Since Inception      Standardized
As of December 31, 2002        Total Return   Total Return     Total Return       30-day Yield
Class I                            +5.85%        + 9.40%          +92.04%            3.48%

Class A                            +5.72         + 9.13           +26.91             3.24

Class B                            +5.65         + 9.07           +20.24             3.42

Class C                            +5.70         + 9.04           +19.14             3.50

Lehman Brothers Aggregate
Bond Index**                       +6.23         +10.25    +93.69/+34.21/+23.77       --


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the payable date.
The Fund's Class I Shares commenced operations on 12/06/94;
Class A Shares on 6/02/99; and Class B and Class C Shares on
10/06/00.
**This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity. Since inception total returns are from 12/31/94, 6/30/99 and 10/31/00, respectively.



December 31, 2002, Mercury Total Return Bond Fund



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN


                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 12/31/02                    +9.40%         +4.75%
Five Years Ended 12/31/02                  +6.42          +5.50
Inception (12/06/94) through 12/31/02      +8.42          +7.84

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 12/31/02                    +9.13%         +4.50%
Inception (6/02/99) through 12/31/02       +6.88          +5.59

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 12/31/02                    +9.07%         +5.07%
Inception (10/06/00) through 12/31/02      +8.59          +7.37

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 12/31/02                    +9.04%         +8.04%
Inception (10/06/00) through 12/31/02      +8.15          +8.15

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



December 31, 2002, Mercury Total Return Bond Fund


STATEMENT OF ASSETS AND
LIABILITIES

As of December 31, 2002

MERCURY TOTAL RETURN BOND FUND
Assets:
Investment in Total Return Bond Master Portfolio, at value
  (identified cost--$118,824,579)                                                          $  122,619,352
Receivable from administrator                                                                     163,148
Prepaid registration fees and other assets                                                         11,188
                                                                                           --------------
Total assets                                                                                  122,793,688
                                                                                           --------------

Liabilities:
Payables:
  Dividends to shareholders                                             $      261,723
  Distributor                                                                   12,522            274,245
                                                                        --------------
Accrued expenses                                                                                  121,539
                                                                                           --------------
Total liabilities                                                                                 395,784
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  122,397,904
                                                                                           ==============

Net Assets Consist of:
Paid-in capital                                                                            $  120,962,996
Undistributed investment income--net                                     $       1,298
Accumulated realized capital losses on investments from
  the Portfolio--net                                                       (2,361,163)
Unrealized appreciation on investments from the
  Portfolio--net                                                             3,794,773
                                                                        --------------
Total accumulated earnings--net                                                                 1,434,908
                                                                                           --------------
Net assets                                                                                 $  122,397,904
                                                                                           ==============

Net Asset Value:
Class I--Based on net assets of $63,620,508 and
  4,774,606 shares outstanding++                                                           $        13.32
                                                                                           ==============
Class A--Based on net assets of $58,341,448 and
  4,383,834 shares outstanding++                                                           $        13.31
                                                                                           ==============
Class B--Based on net assets of $429,151 and
  32,357 shares outstanding++                                                              $        13.26
                                                                                           ==============
Class C--Based on net assets of $6,797 and
  520 shares outstanding++                                                                 $        13.07
                                                                                           ==============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund


STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2002

MERCURY TOTAL RETURN BOND FUND
Investment Income from the Portfolio--Net:
Interest                                                                                   $    3,107,247
Dividends                                                                                          25,399
Expenses                                                                                        (305,721)
                                                                                           --------------
Net investment income from the Portfolio                                                        2,826,925
                                                                                           --------------

Expenses:
Administration fees                                                     $      158,577
Transfer agent fees--Class I                                                    91,006
Transfer agent fees--Class A                                                    80,427
Account maintenance fees--Class A                                               74,076
Printing and shareholder reports                                                44,092
Registration fees                                                               30,631
Professional fees                                                               17,527
Transfer agent fees--Class B                                                       578
Account maintenance and distribution fees--Class B                                 531
Transfer agent fees--Class C                                                         9
Account maintenance and distribution fees--Class C                                   9
Other                                                                            5,570
                                                                        --------------
Total expenses before reimbursement                                            503,033
Reimbursement of expenses                                                    (321,725)
                                                                        --------------
Total expenses after reimbursement                                                                181,308
                                                                                           --------------
Investment income--net                                                                          2,645,617
                                                                                           --------------

Realized & Unrealized Gain from the
Portfolio--Net:
Realized gain on investments from the Portfolio--net                                            1,797,878
Change in unrealized appreciation on investments from
  the Portfolio--net                                                                            2,587,694
                                                                                           --------------
Total realized and unrealized gain on investments from
  the Portfolio--net                                                                            4,385,572
                                                                                           --------------
Net Increase in Net Assets Resulting from Operations                                       $    7,031,189
                                                                                           ==============


See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY TOTAL RETURN BOND FUND

                                                                          For the Six         For the
                                                                          Months Ended       Year Ended
                                                                          December 31,        June 30,
Increase (Decrease) in Net Assets:                                            2002              2002
Operations:
Investment income--net                                                  $    2,645,617     $    7,428,336
Realized gain on investments from the Portfolio--net                         1,797,878          2,717,781
Change in unrealized appreciation/depreciation on
  investments from the Portfolio--net                                        2,587,694          1,877,320
                                                                        --------------     --------------
Net increase in net assets resulting from operations                         7,031,189         12,023,437
                                                                        --------------     --------------

Dividends to Shareholders:
Investment income--net:
  Class I                                                                  (1,432,688)        (4,215,669)
  Class A                                                                  (1,189,357)        (3,270,761)
  Class B                                                                      (8,531)           (13,424)
  Class C                                                                        (134)              (262)
                                                                        --------------     --------------
Net decrease in net assets resulting from dividends to shareholders        (2,630,710)        (7,500,116)
                                                                        --------------     --------------

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions         (4,211,501)       (36,217,055)
                                                                        --------------     --------------

Net Assets:
Total increase (decrease) in net assets                                        188,978       (31,693,734)
Beginning of period                                                        122,208,926        153,902,660
                                                                        --------------     --------------
End of period*                                                          $  122,397,904     $  122,208,926
                                                                        ==============     ==============

*Undistributed (accumulated) investment income (loss)--net              $        1,298     $     (13,609)
                                                                        ==============     ==============


See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund


FINANCIAL HIGHLIGHTS

MERCURY TOTAL RETURN BOND FUND

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                      Class I++
                                          For the Six
Increase (Decrease) in                    Months Ended              For the Year Ended June 30,
Net Asset Value:                         Dec. 31, 2002     2002        2001+++        2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  period                                   $   12.86    $   12.48    $   12.33    $   12.85     $   13.46
                                           ---------    ---------    ---------    ---------     ---------
Investment income--net                        .29***       .68***          .83          .86           .81
Realized and unrealized gain
  (loss) on investments and from
  the Portfolio--net                             .45          .40          .15        (.54)         (.49)
                                           ---------    ---------    ---------    ---------     ---------
Total from investment operations                 .74         1.08          .98          .32           .32
                                           ---------    ---------    ---------    ---------     ---------
Less dividends and distributions:
  Investment income--net                       (.28)        (.70)        (.83)        (.84)         (.83)
  Realized gain on
     investments--net                             --           --           --           --         (.10)
                                           ---------    ---------    ---------    ---------     ---------
Total dividends and distributions              (.28)        (.70)        (.83)        (.84)         (.93)
                                           ---------    ---------    ---------    ---------     ---------
Net asset value, end of period             $   13.32    $   12.86    $   12.48    $   12.33     $   12.85
                                           =========    =========    =========    =========     =========

Total Investment Return:**
Based on net asset value per
  share                                   5.85%+++++        8.78%        8.18%        2.59%         2.30%
                                           =========    =========    =========    =========     =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++             .65%*         .65%         .65%         .65%          .65%
                                           =========    =========    =========    =========     =========
Expenses++++                                  1.16%*        1.08%         .93%         .92%          .79%
                                           =========    =========    =========    =========     =========
Investment income--net                        4.29%*        5.28%        6.60%        6.80%         5.78%
                                           =========    =========    =========    =========     =========

Supplemental Data:
Net assets, end of period
  (in thousands)                           $  63,621    $  63,268    $  86,849    $ 100,372     $ 124,320
                                           =========    =========    =========    =========     =========
Portfolio turnover                                --           --           --         247%          233%
                                           =========    =========    =========    =========     =========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
***Based on average shares outstanding.
++Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.
+++++Aggregate total investment return.

See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY TOTAL RETURN BOND FUND

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                     Class A+++++
                                                                                                For the
                                            For the                                              Period
                                           Six Months                                           June 2,
                                             Ended                   For the Year              1999++ to
                                            Dec. 31,                Ended June 30,              June 30,
Increase (Decrease) in Net Asset Value:       2002         2002       2001++++++      2000        1999
Per Share Operating
Performance:
Net asset value, beginning of period       $   12.85    $   12.46    $   12.33    $   12.85     $   12.88
                                           ---------    ---------    ---------    ---------     ---------
Investment income--net                        .27***       .68***          .78          .80           .06
Realized and unrealized gain (loss)
  on investments and from the
  Portfolio--net                                 .46          .38          .15        (.51)         (.03)
                                           ---------    ---------    ---------    ---------     ---------
Total from investment operations                 .73         1.06          .93          .29           .03
                                           ---------    ---------    ---------    ---------     ---------
Less dividends from investment
  income--net                                  (.27)        (.67)        (.80)        (.81)         (.06)
                                           ---------    ---------    ---------    ---------     ---------
Net asset value, end of period             $   13.31    $   12.85    $   12.46    $   12.33     $   12.85
                                           =========    =========    =========    =========     =========

Total Investment Return:**
Based on net asset value per share          5.72%+++        8.60%        7.76%        2.37%       .23%+++
                                           =========    =========    =========    =========     =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++             .90%*         .90%         .90%         .90%         .90%*
                                           =========    =========    =========    =========     =========
Expenses++++                                  1.41%*        1.32%        1.18%        1.17%        1.18%*
                                           =========    =========    =========    =========     =========
Investment income--net                        4.04%*        5.32%        6.31%        6.55%        6.26%*
                                           =========    =========    =========    =========     =========

Supplemental Data:
Net assets, end of period
  (in thousands)                           $  58,341    $  58,547    $  66,908    $  43,940     $     350
                                           =========    =========    =========    =========     =========
Portfolio turnover                                --           --           --         247%          233%
                                           =========    =========    =========    =========     =========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
***Based on average shares outstanding.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
++++++On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.
+++Aggregate total investment return.
+++++Prior to October 6, 2000, Class A Shares were designated
Distributor Class Shares.

See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY TOTAL RETURN BOND FUND

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                                 Class B
                                                                  For the        For the      For the
                                                                 Six Months        Year        Period
                                                                   Ended          Ended    Oct. 6, 2000++
                                                                  Dec. 31,       June 30,   to June 30,
Increase (Decrease) in Net Asset Value:                             2002           2002         2001
Per Share Operating Performance:
Net asset value, beginning of period                              $   12.81      $   12.42      $   12.38
                                                                  ---------      ---------      ---------
Investment income--net                                               .27***         .61***            .55
Realized and unrealized gain on investments
  from the Portfolio--net                                               .45            .42            .07
                                                                  ---------      ---------      ---------
Total from investment operations                                        .72           1.03            .62
                                                                  ---------      ---------      ---------
Less dividends from investment income--net                            (.27)          (.64)          (.58)
                                                                  ---------      ---------      ---------
Net asset value, end of period                                    $   13.26      $   12.81      $   12.42
                                                                  =========      =========      =========

Total Investment Return:**
Based on net asset value per share                                 5.65%+++          8.31%       5.08%+++
                                                                  =========      =========      =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                    .90%*          1.16%         1.40%*
                                                                  =========      =========      =========
Expenses++++                                                         1.41%*          1.57%         1.65%*
                                                                  =========      =========      =========
Investment income--net                                               4.03%*          4.91%         5.63%*
                                                                  =========      =========      =========

Supplemental Data:
Net assets, end of period (in thousands)                          $     429      $     388      $     146
                                                                  =========      =========      =========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
***Based on average shares outstanding.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY TOTAL RETURN BOND FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 Class C
                                                                  For the        For the      For the
                                                                 Six Months        Year        Period
                                                                   Ended          Ended    Oct. 6, 2000++
                                                                  Dec. 31,       June 30,   to June 30,
Increase (Decrease) in Net Asset Value:                             2002           2002         2001
Per Share Operating Performance:
Net asset value, beginning of period                              $   12.62      $   12.26      $   12.38
                                                                  ---------      ---------      ---------
Investment income--net                                               .26***         .62***            .41
Realized and unrealized gain on investments
  from the Portfolio--net                                               .45            .38            .09
                                                                  ---------      ---------      ---------
Total from investment operations                                        .71           1.00            .50
                                                                  ---------      ---------      ---------
Less dividends from investment income--net                            (.26)          (.64)          (.62)
                                                                  ---------      ---------      ---------
Net asset value, end of period                                    $   13.07      $   12.62      $   12.26
                                                                  =========      =========      =========

Total Investment Return:**
Based on net asset value per share                                 5.70%+++          8.29%       4.10%+++
                                                                  =========      =========      =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                    .91%*           .89%          .43%*
                                                                  =========      =========      =========
Expenses++++                                                         1.42%*          1.30%          .43%*
                                                                  =========      =========      =========
Investment income--net                                               4.02%*          4.93%         3.97%*
                                                                  =========      =========      =========

Supplemental Data:
Net assets, end of period (in thousands)                          $       7      $       6       $     --
                                                                  =========      =========      =========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
***Based on average shares outstanding.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund



NOTES TO FINANCIAL STATEMENTS


MERCURY TOTAL RETURN BOND FUND

1. Significant Accounting Policies:
Mercury Total Return Bond Fund (the "Fund") is a fund of Fund Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which is organized as a Massachusetts business trust. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at December 31, 2002 was 72.0%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.



December 31, 2002, Mercury Total Return Bond Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Expenses--Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.


2. Transactions with Affiliates:
The Trust on behalf of the Fund has entered into an Administration Agreement with Fund Asset Management L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Mercury Advisors has contractually agreed to pay all annual operating expenses of Class I, Class A, Class B and Class C Shares in excess of .65%, .90%, 1.65% and 1.65%, respectively, as applied to the daily net assets of each class through December 31, 2002. For the six months ended December 31, 2002, Mercury Advisors earned fees of $158,577, all of which was waived. Also, Mercury Advisors reimbursed the Fund $163,148 for additional expenses.

The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirectly, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The Distributor voluntarily did not collect any Class B or Class C distribution fees for the six months ended December 31, 2002. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                   Account
                               Maintenance Fee      Distribution Fee

Class A                             .25%                  --
Class B                             .25%                .75%
Class C                             .25%                .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.



December 31, 2002, Mercury Total Return Bond Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


For the six months ended December 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:


                                       FAMD         MLPF&S

Class A                                $475         $3,325


For the six months ended December 31, 2002, MLPF&S received contingent deferred sales charges of $9,757 relating to transactions subject to front-end sales charge waivers in Class I Shares of the Fund.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.


3. Investments:
Increases and decreases in the Fund's investment in the Portfolio for the six months ended December 31, 2002 were $25,032,197 and $32,079,368, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $4,211,501 and $36,217,055 for the six months ended December
31, 2002 and for the year ended June 30, 2002, respectively.

Transactions in capital shares for each class were as follows:



Class I Shares for the Six Months
Ended December 31, 2002                  Shares      Dollar Amount

Shares sold                            1,109,001     $   14,506,534
Shares issued to shareholders
in reinvestment of dividends              67,787            888,056
                                  --------------     --------------
Total issued                           1,176,788         15,394,590
Shares redeemed                      (1,321,235)       (17,320,951)
                                  --------------     --------------
Net decrease                           (144,447)     $  (1,926,361)
                                  ==============     ==============



December 31, 2002, Mercury Total Return Bond Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class I Shares for the Year
Ended June 30, 2002                      Shares      Dollar Amount

Shares sold                            3,500,823     $   44,867,129
Shares issued to shareholders
in reinvestment of dividends             239,687          3,059,724
                                  --------------     --------------
Total issued                           3,740,510         47,926,853
Shares redeemed                      (5,783,159)       (74,043,138)
                                  --------------     --------------
Net decrease                         (2,042,649)     $ (26,116,285)
                                  ==============     ==============



Class A Shares for the Six Months
Ended December 31, 2002                  Shares      Dollar Amount

Shares sold                            1,922,962     $   25,124,538
Shares issued to shareholders
in reinvestment of dividends              38,290            501,802
                                  --------------     --------------
Total issued                           1,961,252         25,626,340
Shares redeemed                      (2,133,946)       (27,938,464)
                                  --------------     --------------
Net decrease                           (172,694)     $  (2,312,124)
                                  ==============     ==============



Class A Shares for the Year
Ended June 30, 2002                      Shares      Dollar Amount

Shares sold                            3,261,296     $   41,582,186
Shares issued to shareholders
in reinvestment of dividends             149,896          1,911,001
                                  --------------     --------------
Total issued                           3,411,192         43,493,187
Shares redeemed                      (4,223,312)       (53,837,003)
                                  --------------     --------------
Net decrease                           (812,120)     $ (10,343,816)
                                  ==============     ==============



Class B Shares for the Six Months
Ended December 31, 2002                  Shares      Dollar Amount

Shares sold                                2,711     $       35,150
Shares issued to shareholders
in reinvestment of dividends                 179              2,337
                                  --------------     --------------
Total issued                               2,890             37,487
Shares redeemed                            (814)           (10,646)
                                  --------------     --------------
Net increase                               2,076     $       26,841
                                  ==============     ==============



Class B Shares for the Year
Ended June 30, 2002                      Shares      Dollar Amount

Shares sold                               20,561     $      262,536
Shares issued to shareholders
in reinvestment of dividends                  63                800
                                  --------------     --------------
Total issued                              20,624            263,336
Shares redeemed                          (2,079)           (26,638)
                                  --------------     --------------
Net increase                              18,545     $      236,698
                                  ==============     ==============



December 31, 2002, Mercury Total Return Bond Fund



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Class C Shares for the Six Months
Ended December 31, 2002                  Shares      Dollar Amount

Shares issued to shareholders
in reinvestment of dividends                  11     $          143
                                  --------------     --------------
Net increase                                  11     $          143
                                  ==============     ==============



Class C Shares for the Year
Ended June 30, 2002                      Shares      Dollar Amount

Shares sold                                  499     $        6,242
Shares issued to shareholders
in reinvestment of dividends                   9                106
                                  --------------     --------------
Net increase                                 508     $        6,348
                                  ==============     ==============



5. Capital Loss Carryforward:
On June 30, 2002, the Fund had a net capital loss carryforward of $4,010,895, of which $3,007,035 expires in 2008 and $1,003,860 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On September 30, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, among the Fund, Merrill Lynch Total Return Bond Fund, Merrill Lynch Global Bond Fund For Investment and Retirement, The Corporate Fund Accumulation Program, Inc., the Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. (the "Core Bond Portfolio") and the Portfolio whereby the Core Bond Portfolio will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of the Core Bond Portfolio.



December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS

TOTAL RETURN BOND MASTER PORTFOLIO


                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
CORPORATE BONDS & NOTES--40.3%

Aerospace &         $  170,000  Martin Marietta Corp., 7.375% due 4/15/2013                  $    199,423
Defense--0.2%          210,000  Raytheon Company, 6.75% due 3/15/2018                             220,070
                                                                                             ------------
                                                                                                  419,493

Automotive--6.7%       260,000  American Honda Finance, 1.65% due 10/03/2005 (a)(c)               259,751
                                Chrysler Financial Company LLC (a):
                       274,000     1.60% due 2/03/2003                                            273,912
                       274,000     1.59% due 3/06/2003                                            273,806
                                Daimler-Chrysler NA Holdings:
                     2,154,000     7.125% due 4/10/2003                                         2,176,677
                       260,000     6.40% due 5/15/2006                                            280,269
                       245,000     7.30% due 1/15/2012                                            274,927
                        95,000  Ford Motor Company, 7.45% due 7/16/2031                            82,638
                                Ford Motor Credit Company:
                     3,000,000     2.493% due 4/17/2003 (a)                                     2,993,589
                       945,000     6.50% due 1/25/2007                                            933,394
                       240,000     7.25% due 10/25/2011                                           233,202
                                General Motors Acceptance Corp.:
                     3,000,000     2.115% due 7/21/2003 (a)                                     2,977,371
                       390,000     6.875% due 8/28/2012                                           384,443
                       226,000     8% due 11/01/2031                                              227,231
                                                                                             ------------
                                                                                               11,371,210

Banking--              350,000  BB&T Corporation, 4.75% due 10/01/2012                            351,255
3.0%                   405,000  Bank of America Corporation, 5.125% due 11/15/2014                411,905
                       205,000  The Bank of New York, 5.20% due 7/01/2007                         220,677
                       415,000  BankAmerica Corp., 5.875% due 2/15/2009                           455,384
                                Capital One Bank:
                        40,000     6.50% due 7/30/2004                                             39,120
                       160,000     6.875% due 2/01/2006                                           154,792
                       105,000  Hudson United Bancorp Inc., 8.20% due 9/15/2006                   114,584
                       550,000  KFW International Finance, 2.50% due 10/17/2005                   553,455
                       180,000  MBNA America Bank NA, 7.125% due 11/15/2012                       188,372
                                MBNA Corporation:
                       320,000     6.25% due 1/17/2007                                            334,049
                       100,000     5.625% due 11/30/2007                                          102,132
                       160,000  Marshall & Ilsley Bank, 4.125% due 9/04/2007                      165,208



December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
CORPORATE BONDS & NOTES (continued)

Banking             $  150,000  Regions Financial Corporation, 6.375% due 5/15/2012          $    167,289
(concluded)            200,000  Suntrust Bank, 5.45% due 12/01/2017                               197,500
                       480,000  US Bancorp, 1.56% due 9/16/2005 (a)                               480,302
                       240,000  Wachovia Corporation, 4.95% due 11/01/2006                        256,096
                                Washington Mutual Inc.:
                       175,000     7.50% due 8/15/2006                                            196,781
                       310,000     4.375% due 1/15/2008                                           315,881
                       360,000  Wells Fargo & Co., 5.125% due 2/15/2007                           386,645
                                                                                             ------------
                                                                                                5,091,427

Beverage Brewing &     220,000  Coors Brewing Company, 6.375% due 5/15/2012                       245,860
Distilling--0.1%

Broadcasting/          300,000  Liberty Media Corporation, 7.875% due 7/15/2009                   325,355
Media--0.2%

Building &             290,000  Toll Brothers Inc., 6.875% due 11/15/2012 (c)                     298,652
Construction--0.2%

Cable &                254,000  AOL Time Warner Inc., 6.875% due 5/01/2012                        268,250
Media--0.9%                     Clear Channel Communications:
                       190,000     7.875% due 6/15/2005                                           208,015
                       205,000     7.65% due 9/15/2010                                            232,235
                       280,000  Cox Communications Inc., 7.125% due 10/01/2012                    311,006
                       205,000  USA Interactive, 7% due 1/15/2013 (c)                             211,975
                       235,000  Viacom Inc., 7.875% due 7/30/2030                                 292,535
                                                                                             ------------
                                                                                                1,524,016

Canadian               475,000  Province of Ontario, 3.50% due 9/17/2007                          482,524
Provinces--            370,000  Province of Quebec, 5% due 7/17/2009                              395,372
0.6%                    75,000  Province of Saskatchewan, 8% due 7/15/2004                         81,609
                                                                                             ------------
                                                                                                  959,505

Cellular                        AT&T Wireless Services Inc.:
Telephones--           164,000     8.125% due 5/01/2012                                           164,820
0.2%                   138,000     8.75% due 3/01/2031                                            135,240
                                                                                             ------------
                                                                                                  300,060

Chemicals--            100,000  Methanex Corporation, 8.75% due 8/15/2012                         106,000
0.1%                   133,000  Praxair Inc., 6.375% due 4/01/2012                                148,679
                                                                                             ------------
                                                                                                  254,679



December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
CORPORATE BONDS & NOTES (continued)

Commercial          $  250,000  Cendant Corporation, 6.875% due 8/15/2006                    $    259,416
Services &
Supplies--0.2%

Communica-             700,000  GTE Corporation, 6.84% due 4/15/2018                              727,012
tions--0.4%

Consumer--0.2%         390,000  SC Johnson & Son Inc., 5% due 12/15/2012 (c)                      393,645

Containers--0.1%       120,000  Sealed Air Corporation, 6.95% due 5/15/2009 (c)                   122,838

Diversified--0.2%      305,000  Codelco Inc., 6.375% due 11/30/2012 (c)                           319,688

Diversified                     Citigroup Inc.:
Financials--1.7%       250,000     5.70% due 2/06/2004                                            260,039
                       260,000     5.75% due 5/10/2006                                            282,250
                       530,000     7.25% due 10/01/2010                                           615,261
                       140,000     6.50% due 1/18/2011                                            157,080
                       311,000     6.625% due 6/15/2032                                           339,527
                     1,245,000  General Electric Capital Corp., 5.45% due 1/15/2013             1,293,226
                                                                                             ------------
                                                                                                2,947,383

Diversified            255,000  Cooper Industries Inc., 5.50% due 11/01/2009                      265,774
Manufacturing--0.2%

Diversified            265,000  Verizon Global Funding Corporation, 7.375% due 9/01/2012          304,893
Telecommunication
Services--0.2%

Drug/Pharma-            59,000  Eli Lilly & Company, 7.125% due 6/01/2025                          69,641
ceuticals--0.0%

Electric--0.6%                  Florida Power & Light:
                        90,000     4.85% due 2/01/2013                                             91,938
                       140,000     5.85% due 2/01/2033                                            143,399
                       230,000  Georgia Power Company, 5.125% due 11/15/2012                      237,999
                       265,000  PSE&G Power, 6.95% due 6/01/2012                                  269,064
                       250,000  Southern Power Company, 6.25% due 7/15/2012                       264,131
                                                                                             ------------
                                                                                                1,006,531



December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
CORPORATE BONDS & NOTES (continued)

Electric            $  105,000  Exelon Corporation, 6.75% due 5/01/2011                      $    114,934
Utilities--0.1%

Energy                 200,000  Mid-American Energy Holdings, 5.875% due 10/01/2012 (c)           202,746
Sources--0.1%

Finance--2.4%          110,000  Boeing Capital Corporation, 7.10% due 9/27/2005                   119,154
                       370,000  Equifax Inc., 4.95% due 11/01/2007 (c)                            376,474
                                Household Finance Corporation:
                     1,550,000     2.91% due 12/16/2004                                         1,548,808
                       735,000     5.875% due 2/01/2009                                           754,408
                       505,000     7% due 5/15/2012                                               553,121
                       250,000  International Lease Finance Corporation,
                                4.375% due 12/15/2005                                             252,988
                       550,000  Mellon Funding Corporation, 5% due 12/01/2014                     559,017
                                                                                             ------------
                                                                                                4,163,970

Financial--            750,000  Goldman Sachs Group, Inc., 6.875% due
Other--0.5%                     1/15/2011                                                         837,180

Financial              370,000  CountryWide Home Loan, 5.625% due 7/15/2009                       391,513
Services--0.8%         795,000  Lehman Brothers Holdings, Inc., 6.625% due 1/18/2012              879,930
                                                                                             ------------
                                                                                                1,271,443

Food--0.0%              55,000  SuperValu Inc., 7.50% due 5/15/2012                                59,284

Food                   255,000  Archer-Daniels-Midland, 5.935% due
Distribution--0.2%              10/01/2032                                                        254,439

Foreign                190,000  Republic of Finland, 5.875% due 2/27/2006                         208,089
Government             415,000  Republic of Italy, 4.375% due 10/25/2006                          437,886
Obligations--0.7%      470,000  United Mexican States, 9.875% due 2/01/2010                       576,972
                                                                                             ------------
                                                                                                1,222,947

Gaming &               510,000  Circus Circus Enterprises, Inc., 6.70% due
Lodging--0.3%                   11/15/2096                                                        512,385

Health Care--0.2%      310,000  HCA Inc., 6.30% due 10/01/2012                                    312,648




December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
CORPORATE BONDS & NOTES (continued)

Home                $  160,000  Newell Rubbermaid Inc., 4.625% due 12/15/2009                $    163,219
Furnishings--0.1%

Hotels &               350,000  Hilton Hotels Corporation, 7.625% due 12/01/2012                  353,448
Motels--0.2%

Industrial--                    Tele-Communications Inc.:
Other--0.6%            300,000     8.25% due 1/15/2003                                            300,088
                       635,000     9.80% due 2/01/2012                                            763,285
                                                                                             ------------
                                                                                                1,063,373

Industrial--                    Aramark Services Inc.:
Services--0.5%         265,000     6.75% due 8/01/2004                                            275,715
                       250,000     6.375% due 2/15/2008                                           258,838
                       360,000  First Data Corporation, 6.75% due 7/15/2005                       391,804
                                                                                             ------------
                                                                                                  926,357

Industrials--0.4%       50,000  Abitibi Consolidated Inc., 8.55% due 8/01/2010                     55,493
                        50,000  Domtar Inc., 7.875% due 10/15/2011                                 58,438
                        85,000  Norsk Hydro A/S, 6.36% due 1/15/2009                               92,207
                       188,000  Phillip Morris Companies, Inc., 8.25% due 10/15/2003              194,805
                       310,000  Tyson Foods, Inc., 6.625% due 10/01/2004                          329,611
                                                                                             ------------
                                                                                                  730,554

Insurance--0.2%        170,000  John Hancock Financial Services, 5.625% due 12/01/2008            178,233
                       130,000  Progressive Corporation, 6.25% due 12/01/2032                     133,377
                                                                                             ------------
                                                                                                  311,610

Machinery--0.0%         75,000  Emerson Electric Company, 6% due 8/15/2032                         76,144

Metals &               175,000  Alcoa Inc., 1.70% due 12/06/2004 (a)                              175,449
Mining--0.1%

Multi-Sector           420,000  Lehman Brothers, TRAINS, 6.259% due
Holdings--2.4%                  8/15/2008 (a)(c)(d)                                               432,499
                                Morgan Stanley TRACERS (c)(e):
                     2,850,000     5.854% due 3/01/2007 (a)                                     3,036,761
                       570,000     6.726% due 6/15/2012                                           627,450
                                                                                             ------------
                                                                                                4,096,710

Oil--0.5%                       Anadarko Finance Company:
                        90,000     6.75% due 5/01/2011                                            101,410
                        75,000     7.50% due 5/01/2031                                             89,179



December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
CORPORATE BONDS & NOTES (continued)

Oil                 $  260,000  Colonial Pipeline, 7.63% due 4/15/2032 (c)                   $    310,312
(concluded)            420,000  Motiva Enterprises LLC, 5.20% due 9/15/2012 (c)                   419,300
                                                                                             ------------
                                                                                                  920,201

Oil--                           Texaco Capital Inc.:
Integrated--0.1%        55,000     8.625% due 6/30/2010                                            69,288
                        55,000     8.625% due 11/15/2031                                           77,872
                                                                                             ------------
                                                                                                  147,160

Paper                  140,000  UPM-Kymmene Corporation, 5.625% due
Products--0.1%                  12/01/2014 (c)                                                    145,274

Pipelines--                     Kinder Morgan Energy:
Gas--0.4%              180,000     5.35% due 8/15/2007                                            188,353
                       430,000     6.75% due 3/15/2011                                            467,088
                                                                                             ------------
                                                                                                  655,441

Pipelines--            230,000  Consolidated Natural Gas, 5.375% due 11/01/2006                   243,130
Oil & Gas--0.1%

Real Estate            675,000  Avalonbay Communities, 6.58% due 2/15/2004                        707,839
Investment             140,000  Developers Divers Realty, 6.625% due 1/15/2008                    140,757
Trust--1.6%            420,000  EOP Operating LP, 7.375% due 11/15/2003                           437,013
                        65,000  Health Care Properties Inc., 7.48% due 4/05/2004                   68,595
                                Health Care Properties Investors Inc.:
                       155,000     6.50% due 2/15/2006                                            160,981
                       280,000     6.45% due 6/25/2012                                            282,077
                       185,000  Nationwide Health Properties, 6.59% due 7/07/2038                 191,619
                       790,000  Prologis Trust, 7% due 10/01/2003                                 812,258
                                                                                             ------------
                                                                                                2,801,139

Retail--               160,000  Limited Brands Inc., 6.125% due 12/01/2012                        168,422
Apparel--0.1%

Retail--               100,000  Kohl's Corporation, 6% due 1/15/2033                              100,531
Stores--0.1%

Savings & Loan         325,000  Golden West Financial Corporation, 4.75% due
Associations--0.2%              10/01/2012                                                        326,799




December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
CORPORATE BONDS & NOTES (continued)

Special             $  245,000  Principal Life Global, 6.25% due 2/15/2012 (c)               $    259,698
Services--0.2%

Supranational--0.8%    235,000  Corporacion Andina de Fomento, 6.875% due 3/15/2012               246,362
                     1,000,000  European Investment Bank, 7.125% due 9/18/2006                  1,157,690
                                                                                             ------------
                                                                                                1,404,052

Telephone--0.9%        390,000  CenturyTel Inc., 7.875% due 8/15/2012 (c)                         461,593
                                France Telecom:
                        90,000     9.25% due 3/01/2011                                            104,064
                        85,000     10% due 3/01/2031                                              103,473
                       240,000  Koninklijke (KPN) NV, 8% due 10/01/2010                           268,800
                       275,000  US West Communications, 7.20% due 11/01/2004                      261,250
                       250,000  Verizon New York Inc., 6.875% due 4/01/2012                       280,847
                                                                                             ------------
                                                                                                1,480,027

Telephone              105,000  AT&T Corporation, 7.30% due 11/15/2011                            114,766
Service--0.6%           70,000  Alltel Corporation, 7% due 7/01/2012                               80,672
                       530,000  British Telecom PLC, 8.375% due 12/15/2010                        635,416
                       190,000  Deutsche Telekom International Finance, 8.50%
                                due 6/15/2010                                                     218,829
                                                                                             ------------
                                                                                                1,049,683

Transportation--       155,000  Continental Airlines, 6.563% due 2/15/2012                        165,670
0.3%                            Southwest Airlines Co.:
                        50,000     8% due 3/01/2005                                                55,326
                       200,000     7.875% due 9/01/2007                                           225,088
                                                                                             ------------
                                                                                                  446,084

U.S.                 4,280,000  Fannie Mae, 7% due 7/15/2005                                    4,798,436
Government           3,600,000  Freddie Mac, 7% due 7/15/2005                                   4,038,473
Agency--5.2%                                                                                 ------------
                                                                                                8,836,909

Utilities--                     Sprint Capital Corporation:
Communication--        705,000     5.70% due 11/15/2003                                           701,475
0.6%                   395,000     8.375% due 3/15/2012                                           393,025
                                                                                             ------------
                                                                                                1,094,500

Utilities--            140,000  Alabama Power Capital Trust, 5.50% due 10/01/2042 (a)             140,777
Electric & Gas--       545,000  Cincinnati Gas & Electric Company, 5.70% due 9/15/2012            558,652
1.7%




December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
CORPORATE BONDS & NOTES (concluded)

Utilities--                     Commonwealth Edison Company:
Electric & Gas      $   75,000     6.15% due 3/15/2012                                       $     82,975
(concluded)            210,000     6.95% due 7/15/2018                                            231,059
                       380,000  Consolidated Edison Company of New York, 4.875% due
                                2/01/2013                                                         385,269
                                Dominion Resources Inc.:
                       430,000     8.125% due 6/15/2010                                           500,262
                       120,000     6.75% due 12/15/2032                                           123,157
                       640,000  FirstEnergy Corp., 6.45% due 11/15/2011                           636,700
                       210,000  Mississippi Power, 6.05% due 5/01/2003                            212,535
                                                                                             ------------
                                                                                                2,871,386

Waste Disposal         530,000  Waste Management Inc., 7.375% due 8/01/2010                       579,894
Services--0.3%

Yankee--                85,000  BSCH Issuances Ltd., 7.625% due 9/14/2010                          96,682
Corporates--0.7%                Korea Development Bank:
                       150,000     7.125% due 4/22/2004                                           159,455
                       265,000     4.25% due 11/13/2007                                           269,064
                                Pemex Project Funding Master Trust:
                       280,000     9.125% due 10/13/2010                                          320,600
                       260,000     7.375% due 12/15/2014 (c)                                      266,500
                                                                                             ------------
                                                                                                1,112,301

                                Total Corporate Bonds & Notes (Cost--$66,479,592)              68,698,549


GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES++--25.8%

Collateralized                  Freddie Mac:
Mortgage               350,933     5.57% due 7/15/2022                                            353,310
Obligations--0.3%      104,698     24.917% due 6/15/2029                                          105,681
                                                                                             ------------
                                                                                                  458,991

Pass-Through                    Fannie Mae:
Securities--25.5%      337,138     7% due 9/01/2031                                               354,617
                     4,782,954     6.50% due 12/01/2031                                         4,982,377
                       770,734     7% due 7/01/2032                                               810,692
                     5,413,019     7% due 8/01/2032                                             5,693,461



December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES++ (concluded)

Pass-Through                    Freddie Mac Participation Certificates--
Securities                      Gold Program:
(concluded)         $1,657,975     6.50% due 5/01/2016                                       $  1,754,146
                     6,895,550     6% due 4/01/2017                                             7,215,393
                     2,313,277     7.50% due 1/01/2030                                          2,462,216
                       910,000     5% due TBA (b)                                                 934,473
                       910,000     5.50% due TBA (b)                                              929,078
                     3,400,000     6% due TBA (b)                                               3,521,224
                     8,561,047     6.50% due TBA (b)                                            8,909,353
                     3,300,000     7% due 10/01/2031                                            3,468,489
                     2,343,289  Government National Mortgage Association,
                                6.50% due 10/15/2031                                            2,462,065
                                                                                             ------------
                                                                                               43,497,584

                                Total Government Agency Mortgage-Backed
                                Securities (Cost--$43,302,106)                                 43,956,575


GOVERNMENT AGENCY OBLIGATIONS--14.6%

                                Fannie Mae:
                     2,600,000     5.25% due 6/15/2006                                          2,833,334
                       730,000     7.125% due 3/15/2007                                           854,035
                     1,570,000     6.375% due 6/15/2009                                         1,816,658
                     1,100,000     6% due 5/15/2011                                             1,243,399
                     1,700,000     6.50% due TBA (b)                                            1,767,983
                     1,810,000     7.125% due 1/15/2030                                         2,233,618
                     2,050,000  Freddie Mac, 6.625% due 9/15/2009                               2,404,732
                                Freddie Mac Participation Certificates--
                                Gold Program (b):
                     7,600,000     6% due TBA                                                   7,868,592
                     3,600,000     7.50% due TBA                                                3,811,133

                                Total Government Agency Obligations
                                (Cost--$24,004,928)                                            24,833,484



ASSET-BACKED SECURITIES--6.9%

                     1,077,000  CIT Equipment Collateral, 2002-VT1 A2, 2.90%
                                due 6/21/2004                                                   1,082,499
                                California Infrastructure PG&E:
                       400,000     1997-1 A6, 6.38% due 9/25/2008                                 436,856
                       550,000     1997-1 A7, 6.42% due 9/25/2008                                 598,710
                       738,912  EQCC Home Equity Loan Trust, 1999-1 A3F,
                                5.915% due 11/20/2024                                             753,898




December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
ASSET-BACKED SECURITIES (concluded)
                                Household Automotive Trust:
                    $1,400,000     2002-1 A2, 2.75% due 5/17/2005                            $  1,408,649
                       800,000     2002-3 A3A, 2.75% due 6/18/2007                                811,808
                     1,088,340  Household Home Equity Loan Trust, 2002-2 A,
                                1.688% due 4/20/2032 (a)                                        1,086,474
                     1,350,000  Ikon Receivables LLC, 2002-1 A2, 2.91% due
                                2/15/2005                                                       1,355,645
                       547,898  MBNA Master Credit Card Trust, 1999-F B,
                                1.79% due 1/16/2007 (a)                                           547,788
                     1,248,978  Option One Mortgage Loan Trust, 2002-4 A,
                                1.68% due 7/25/2032 (a)                                         1,244,525
                     1,300,000  Residential Asset Securities Corporation,
                                2002-KS8 A2, 3.04% due 6/25/2023                                1,310,156
                     1,100,000  Superior Wholesale Inventory Financing Trust,
                                2001-A7, 1.77% due 6/15/2006 (a)                                1,097,426


                                Total Asset-Backed Securities
                                (Cost--$12,586,152)                                            11,734,434



NON-AGENCY MORTGAGE-BACKED SECURITIES--12.1%

Collateralized         514,656  ABN AMro Mortgage Corporation, 2001-8 2A1,
Mortgage                        6.50% due 1/25/2032                                               520,698
Obligations--5.1%      332,204  Bank of America Mortgage Securities, 2002-IA 1B,
                                4.64% due 8/25/2032                                               334,441
                        59,585  Blackrock Capital Finance LP, 1997-R2 AP, 9.03% due
                                12/25/2035 (a)(c)                                                  63,211
                       200,000  CMC Securities Corporation IV, 1994-G A4, 7% due
                                9/25/2024                                                         203,853
                     1,097,414  Chase Mortgage Finance Corporation, 1999-S4 A1,
                                6.50% due 4/25/2029                                             1,127,132
                        91,801  Collateralized Mortgage Obligation Trust, 57 D, 9.90%
                                due 2/01/2019                                                      92,316
                       150,055  GE Capital Mortgage Services, Inc., 1994-24 A4,
                                7% due 7/25/2024                                                  152,627
                                Housing Securities Inc.:
                       186,053     1994-1 AB2, 6.50% due 3/25/2009                                130,470
                       104,324     1994-2 B1, 6.50% due 7/25/2009                                  82,481
                       145,443  Independent National Mortgage Corporation, 1995-F A5,
                                8.25% due 5/25/2010                                               145,219
                       260,036  Ocwen Residential MBS Corporation, 1998-R2 AP,
                                7.124% due 11/25/2034 (a)(c)                                      264,546
                       891,341  Structured Asset Securities Corporation, 2002-9 A2,
                                1.72% due 10/25/2027 (a)                                          884,857




December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
NON-AGENCY MORTGAGE-BACKED SECURITIES (concluded)

Collateralized                  Washington Mutual Inc.:
Mortgage            $  600,000     2000-1 B1, 5.42% due 1/25/2040 (a)(c)                     $    597,563
Obligations            900,000     2002-AR4 A7, 5.58% due 4/25/2032                               922,755
(concluded)            957,046     2002-S3 1A1, 6.50% due 6/25/2032                               982,152
                                Wells Fargo Mortgage-Backed Securities Trust:
                     1,771,374     2002-3 A1, 5.50% due 3/25/2032                               1,803,347
                       435,732     2002-A A2, 5.90% due 3/25/2032                                 437,112
                                                                                             ------------
                                                                                                8,744,780

Commercial           2,500,000  Bank of America-First Union NB, 2001-3 A2, 5.464%
Mortgage-Backed                 due 4/11/2037                                                   2,671,107
Securities--7.0%       750,000  CS First Boston Mortgage Securities Corporation,
                                1995-WF1 D, 7.532% due 12/21/2027                                 791,052
                     2,150,622  First Union NB-Bank of America Commercial
                                Mortgage Trust, 2001-C1 A1, 5.711% due 3/15/2033 (a)            2,313,736
                     2,024,506  GS Mortgage Securities Corporation II,
                                1998-C1 A1, 6.06% due 10/18/2030 (a)                            2,147,506
                     1,600,000  Greenwich Capital Commercial Funding
                                Corporation, 2002-C1-A4, 4.948% due 11/11/2025                  1,633,250
                     1,250,000  LB-UBS Commercial Mortgage Trust, 2002-C1 A3,
                                6.226% due 3/15/2026                                            1,392,928
                       827,282  Nomura Asset Securities Corporation, 1995-MD3 A1B,
                                8.15% due 3/04/2020                                               911,032
                                                                                             ------------
                                                                                               11,860,611

                                Total Non-Agency Mortgage-Backed Securities
                                (Cost--$19,012,133)                                            20,605,391




PREFERRED STOCKS--0.2%


                      Shares
                        Held
                           500  Home Ownership Funding 2 (c)                                      309,758

                                Total Preferred Stocks (Cost--$500,000)                           309,758



U.S.TREASURY OBLIGATIONS--9.8%


                        Face
                       Amount
U.S. Treasury                   U.S. Treasury Bonds:
Bonds--3.7%        $   930,000     7.50% due 11/15/2016                                         1,216,193
                       570,000     8.125% due 8/15/2019                                           793,948
                     1,980,000     7.25% due 8/15/2022                                          2,576,861
                       430,000     6.25% due 8/15/2023                                            505,183




December 31, 2002, Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                        Face                                                              In U.S. Dollars
Industries             Amount                     Investments                                   Value
U.S.TREASURY OBLIGATIONS (concluded)

U.S. Treasury                   U.S. Treasury Bonds (concluded):
Bonds               $  430,000     6.625% due 2/15/2027                                      $    531,218
(concluded)            610,000     5.375% due 2/15/2031                                           664,995
                                                                                             ------------
                                                                                                6,288,398

U.S. Treasury                   U.S. Treasury Notes:
Notes--6.1%            215,000     1.875% due 9/30/2004                                           216,503
                       650,000     7.50% due 2/15/2005                                            728,863
                     2,500,000     6.50% due 5/15/2005                                          2,775,098
                       410,000     5.75% due 11/15/2005                                           453,226
                     1,080,000     6.25% due 2/15/2007                                          1,239,089
                       600,000     3.25% due 8/15/2007                                            614,860
                     1,330,000     6.125% due 8/15/2007                                         1,529,396
                       200,000     3% due 11/15/2007                                              202,406
                       950,000     4.75% due 11/15/2008                                         1,036,984
                       570,000     6.50% due 2/15/2010                                            681,328
                       820,000     5% due 2/15/2011                                               900,975
                                                                                             ------------
                                                                                               10,378,728

                                Total U.S. Treasury Obligations
                                (Cost--$16,096,692)                                            16,667,126


SHORT-TERM INVESTMENTS--5.8%

Commercial           5,000,000  Conoco Inc., 1.45% due 1/14/2003                                4,997,583
Paper*--5.8%         4,815,000  Ryder System, 1.40% due 1/02/2003                               4,815,000

                                Total Short-Term Investments
                                (Cost--$9,812,583)                                              9,812,583


                                Total Investments (Cost--$191,794,186)--115.5%                196,617,900
                                Liabilities in Excess of Other Assets--(15.5%)               (26,409,137)
                                                                                             ------------
                                Net Assets--100.0%                                           $170,208,763
                                                                                             ============

(a)Floating rate note.
(b)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Target Return Index Securities (TRAINS).
(e)Tradable Custodial Receipts (TRACERS).
++Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.



December 31, 2002, Mercury Total Return Bond Fund


STATEMENT OF ASSETS AND
LIABILITIES

As of December 31, 2002

TOTAL RETURN BOND MASTER PORTFOLIO
Assets:
Investments, at value (identified cost--$191,794,186)                                      $  196,617,900
Receivables:
  Securities sold                                                       $   26,576,779
  Interest                                                                   1,835,272
  Contributions                                                              1,109,515
  Paydowns                                                                     554,732         30,076,298
                                                                        --------------
Prepaid expenses and other assets                                                                 112,302
                                                                                           --------------
Total assets                                                                                  226,806,500
                                                                                           --------------

Liabilities:
Payables:
  Securities purchased                                                      54,060,667
  Custodian bank                                                             1,971,116
  Withdrawals                                                                  502,053
  Investment adviser                                                            43,221         56,577,057
                                                                        --------------
Accrued expenses                                                                                   20,680
                                                                                           --------------
Total liabilities                                                                              56,597,737
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  170,208,763
                                                                                           ==============

Net Assets Consist of:
Investors' capital                                                                         $  165,385,049
Unrealized appreciation on investments--net                                                     4,823,714
                                                                                           --------------
Net assets                                                                                 $  170,208,763
                                                                                           ==============


See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund


STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2002

TOTAL RETURN BOND MASTER PORTFOLIO
Investment Income:
Interest                                                                                   $    4,123,847
Dividends                                                                                          33,716
                                                                                           --------------
Total income                                                                                    4,157,563
                                                                                           --------------

Expenses:
Investment advisory fees                                                $      253,777
Accounting services                                                             77,873
Custodian fees                                                                  32,431
Professional fees                                                               20,502
Pricing fees                                                                    10,272
Trustees' fees and expenses                                                      4,970
Other                                                                            6,314
                                                                        --------------
Total expenses                                                                                    406,139
                                                                                           --------------
Investment income--net                                                                          3,751,424
                                                                                           --------------

Realized & Unrealized Gain on Investments--Net:
Realized gain on investments--net                                                               2,366,756
Change in unrealized appreciation on investments--net                                           3,404,790
                                                                                           --------------
Total realized and unrealized gain on investments--net                                          5,771,546
                                                                                           --------------
Net Increase in Net Assets Resulting from Operations                                       $    9,522,970
                                                                                           ==============


See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund


STATEMENTS OF CHANGES IN NET
ASSETS

TOTAL RETURN BOND MASTER PORTFOLIO
                                                                         For the Six         For the
                                                                         Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                    December 31, 2002   June 30, 2002
Operations:
Investment income--net                                                  $    3,751,424     $    8,726,128
Realized gain on investments--net                                            2,366,756          2,570,410
Change in unrealized appreciation/depreciation on investments--net           3,404,790          2,102,703
                                                                        --------------     --------------
Net increase in net assets resulting from operations                         9,522,970         13,399,241
                                                                        --------------     --------------

Capital Transactions:
Proceeds from contributions                                                 41,385,059        119,146,818
Fair value of withdrawals                                                 (34,642,875)      (135,833,885)
                                                                        --------------     --------------
Net increase (decrease) in net assets derived from
  capital contributions                                                      6,742,184       (16,687,067)
                                                                        --------------     --------------

Net Assets:
Total increase (decrease) in net assets                                     16,265,154        (3,287,826)
Beginning of period                                                        153,943,609        157,231,435
                                                                        --------------     --------------
End of period                                                           $  170,208,763     $  153,943,609
                                                                        ==============     ==============


See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund


FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND MASTER PORTFOLIO

The following ratios have been derived from information provided in the financial statements.


                                                                For the Six     For the    For the Period
                                                                Months Ended   Year Ended  Oct. 6, 2000++
                                                                December 31,    June 30,    to June 30,
                                                                    2002          2002          2001
Total Investment Return:**
                                                                   6.38%+++          9.97%             --
                                                                  =========      =========      =========

Ratios to Average Net Assets:
Expenses                                                              .48%*           .48%          .42%*
                                                                  =========      =========      =========
Investment income--net                                               4.43%*          5.53%         6.59%*
                                                                  =========      =========      =========

Supplemental Data:
Net assets, end of period (in thousands)                          $ 170,209      $ 153,944      $ 157,231
                                                                  =========      =========      =========
Portfolio turnover                                                  195.58%        208.91%        276.08%
                                                                  =========      =========      =========


*Annualized.
**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.



December 31, 2002, Mercury Total Return Bond Fund



NOTES TO FINANCIAL STATEMENTS


TOTAL RETURN BOND MASTER PORTFOLIO

1. Significant Accounting Policies:
Total Return Bond Master Portfolio (the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



December 31, 2002, Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

(c) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .30% of the average daily value of the Portfolio's net assets.



December 31, 2002, Mercury Total Return Bond Fund



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


For the six months ended December 31, 2002, the Fund reimbursed FAM $1,889 for certain accounting services.

Certain officers and/or trustees of the MasterTrust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2002 were $357,875,294 and $364,006,934, respectively.

Net realized gains (losses) for the six months ended December 31, 2002 and net unrealized gains as of December 31, 2002 were as follows:




                                       Realized         Unrealized
                                    Gains (Losses)        Gains

Long-term investments              $   2,398,660      $   4,823,714
Options written                           37,520                 --
Financial futures contracts             (69,424)                 --
                                   -------------      -------------
Total investments                  $   2,366,756      $   4,823,714
                                   =============      =============



As of December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $4,767,281, of which $5,100,871 related to appreciated securities and $333,590 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $191,850,619.


4. Short-Term Borrowings:
The Master Trust, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the credit agreement during the six months ended December 31, 2002.




December 31, 2002, Mercury Total Return Bond Fund


</ITEM 1>